UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced on May 6, 2025 in a Current Report on Form 8-K filed by TransDigm Group Incorporated (the “Company”), on September 30, 2025, Kevin M. Stein retired as President and Chief Executive Officer of the Company, and Michael J. Lisman succeeded Mr. Stein as the Company’s President and Chief Executive Officer. Mr. Stein remains a member of the Board of Directors of the Company. The Board and the Company are grateful for Mr. Stein’s leadership and longtime service, which spans nearly 11 years, to the Company.
Upon the completion of his executive service, Mr. Stein entered into a Consulting Agreement, dated as of October 1, 2025, with the Company (the “Consulting Agreement”) under which Mr. Stein will serve as an advisor to the Company for up to twenty-four months to support the executive transition. Under the Consulting Agreement, Mr. Stein will receive monthly consulting fees equal to $25,000 per month for his services. Per the terms of Mr. Stein’s previously executed Stock Option Agreements with the Company, Mr. Stein’s previously awarded stock options grants are eligible to continue to vest while he continues to serve the Company. Mr. Stein and the Company agreed under the Consulting Agreement that Mr. Stein will forfeit a certain portion of those outstanding stock options granted as part of his tenure as the Company’s Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated October 1, 2025, between the Company and Kevin Stein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Armani Vadiee
Name:	Armani Vadiee
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: October 3, 2025